SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

      [X]    Preliminary Proxy Statement
      [ ]    Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e) (2)
      [ ]    Definitive Proxy Statement
      [ ]    Definitive Additional Materials
      [ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          PHOENIX MULTI-PORTFOLIO FUND
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480

      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

      [X]    No fee required.

      [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

             1) Title of each class of securities to which transaction applies:
             2)   Aggregate number of securities to which transaction applies:
             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             4)   Proposed maximum aggregate value of transaction:
             5)   Total fee paid: ___________

      [ ]    Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)   Amount Previously Paid:
             2)   Form, Schedule or Registration No.:
             3)   Filing Party:
             4)   Date Filed:

PHOENIX EQUITY PLANNING CORPORATION   101 Munson Street   Toll Free 800 243-1574
                                      PO Box 88
                                      Greenfield, MA 01301


[GRAPHIC OMITTED]


                                                              September 29, 2000


Dear Shareholder:

     We are pleased to enclose the proxy statement for the November 16, 2000 special shareholders' meeting being held for the Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund, Phoenix-Goodwin Tax-Exempt Bond Fund and Phoenix-Seneca Tax Sensitive Growth Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

     We are asking shareholders to approve a tax-free reorganization of each Fund into a series of a Delaware business trust and to approve changes to each Fund's fundamental investment restrictions. This is part of our effort to integrate all of our mutual funds by adopting a single business form, domicile, form of charter and set of fundamental investment restrictions. The reorganization will not change the name, investment objective, investment adviser or portfolio manager for any of the Funds, and the value of your investment immediately after the reorganization will be the same as it was immediately before the reorganization. We do not presently anticipate that these changes will have any material impact on the investment techniques already utilized for each Fund.

     Your Board of Trustees believes that the proposed reorganization and changes in the fundamental investment restrictions are in the best interests of shareholders. The Board of Trustees has unanimously recommended that shareholders for each of the Funds vote for the reorganization and changes in the fundamental investment restrictions. Should you have any questions, please feel free to call us at 1 (800) 243-1574. We will be happy to answer any questions you may have.

     I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED
PROXY.

Sincerely,
[GRAPHIC OMITTED]
Philip R. McLoughlin
President, Phoenix Multi-Portfolio Fund





                         This letter has been prepared
              solely for the information of existing shareholders.

                         This letter is not authorized
                   for distribution to prospective investors.

Distributed by PHOENIX EQUITY PLANNING CORPORATION, member NASD and subsidiary of Phoenix Investment Partners, Ltd.

                      PHOENIX-ABERDEEN INTERNATIONAL FUND
               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND
                   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND
                      PHOENIX-GOODWIN TAX-EXEMPT BOND FUND
                    PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                 EACH A SERIES OF PHOENIX MULTI-PORTFOLIO FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574

                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 16, 2000

                              --------------------


To the Shareholders:

     Phoenix Multi-Portfolio Fund, a Massachusetts business trust (the "Trust"), will hold a special meeting of shareholders of Phoenix-Aberdeen International Fund (the "International Fund"), Phoenix-Duff & Phelps Real Estate Securities Fund (the "Real Estate Fund"), Phoenix-Goodwin Emerging Markets Bond Fund (the "Emerging Markets Fund"), Phoenix-Goodwin Tax-Exempt Bond Fund (the "Bond Fund"), Phoenix-Seneca Tax Sensitive Growth Fund (the "Tax Sensitive Growth Fund") (collectively, the "Funds," and each individually, a "Fund") at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts 01301 on November 16, 2000 at 2:00 p.m., local time, for the following purposes:

      1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization which provides for the reorganization of the Trust into a Delaware business trust.

      2. To amend the fundamental investment restriction for each of the Funds, except the Tax Sensitive Growth Fund, regarding diversification.

      3. To amend the fundamental investment restriction for the Tax Sensitive Growth Fund regarding diversification.

      4. To amend the fundamental investment restriction for each of the Funds regarding concentration.

      5. To amend the fundamental investment restriction for each of the Funds regarding borrowing.

      6. To amend the fundamental investment restriction for each of the Funds regarding the issuance of senior securities.

      7. To amend the fundamental investment restriction for each of the Funds regarding underwriting.

      8. To amend the fundamental investment restriction for each of the Funds regarding investing in real estate.

      9. To amend the fundamental investment restriction for each of the Funds regarding investing in commodities.

      10. To amend the fundamental investment restriction for each of the Funds regarding lending.

      11. To eliminate the fundamental investment restriction for each of the Funds regarding the purchase of restricted securities.

      12. To eliminate the fundamental investment restriction for each of the Funds regarding short sales.

      13. To eliminate the fundamental investment restriction for each of the Funds regarding the purchase of securities on margin.

      14. To eliminate the fundamental investment restriction for each of the Funds regarding officer or trustee ownership of securities.

      15. To eliminate the fundamental investment restriction for each of the Funds regarding the purchase of securities of other investment companies.

      16. To eliminate the fundamental investment restriction for each of the Funds regarding investments in oil, gas or other mineral exploration or development programs.

      17. To eliminate the fundamental investment restriction for each of the Funds regarding writing, purchasing or selling puts and calls.

      18. To eliminate the fundamental investment restriction for each of the Funds regarding investing in warrants or rights.

      19. To eliminate the fundamental investment restriction for each of the Funds, except the Tax Sensitive Growth Fund, regarding purchases of securities of unseasoned issuers.

      20. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of either of the Funds at the close of business on September 18, 2000.

     Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

          o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

          o   By mail, with the enclosed proxy card and postage-paid envelope;
              or

          o   In person at the meeting.

     We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

                PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.
                                              By Order of the Board of Trustees
                                              of Phoenix Multi-Portfolio Fund,





                                               G. JEFFREY BOHNE
                                               Secretary

                       PHOENIX-ABERDEEN INTERNATIONAL FUND
               PHOENIX-DUFF AND PHELPS REAL ESTATE SECURITIES FUND
                   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND
                      PHOENIX-GOODWIN TAX-EXEMPT BOND FUND
                    PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                  EACH A SERIES OF PHOENIX MULTI-PORTFOLIO FUND
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                             MEETING OF SHAREHOLDERS

     This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix Multi-Portfolio Fund (the "Trust") of proxies to be used at a meeting of the shareholders of Phoenix-Aberdeen International Fund (the "International Fund"), Phoenix-Duff & Phelps Real Estate Securities Fund (the "Real Estate Fund"), Phoenix-Goodwin Emerging Markets Bond Fund (the "Emerging Markets Fund"), Phoenix-Goodwin Tax-Exempt Bond Fund (the "Bond Fund") and Phoenix-Seneca Tax Sensitive Growth Fund (the "Tax Sensitive Growth Fund") (collectively, the "Funds," and each individually, a "Fund") and at any adjournment(s) thereof. The meeting will be held at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts 01301 on November 16, 2000 at 2:00 p.m., local time.

     The purposes of the meeting are to consider a plan to reorganize the Trust from a Massachusetts business trust into a new Delaware business trust (the "Delaware Trust") and to consider changes to the fundamental investment restrictions of each Fund. In the reorganization, each of the Funds will become a series of the Delaware Trust. To accomplish the reorganization, the Delaware Trust has been formed and new series (the "New Funds") will be established as series of the Delaware Trust. Each New Fund will have the same classes of shares as the classes of the corresponding existing Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A.

     The proposed investment restriction changes will not change the investment objective or principal investment strategy of any of the Funds. The reorganization will not change the name, investment objective or principal investment strategy, investment adviser, independent accountant, or fiscal year of any of the Funds. Each shareholder will own the same number of shares of their New Fund immediately after the reorganization as the number of Fund shares owned by the shareholder on the closing of the reorganization. Each New Fund will offer the same shareholder services as its predecessor Fund.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about September 29, 2000. The shareholders of each Fund will vote on the proposals as indicated in the table below:

                                                   INTERNATIONAL FUND
                                                    REAL ESTATE FUND
                                                  EMERGING MARKETS FUND             TAX SENSITIVE GROWTH
                PROPOSAL                                BOND FUND                           FUND
                --------                                ---------                           ----

1.   To approve the reorganization                          X                                 X
     of the Trust into a Delaware
     business trust.

2.   To amend the fundamental                               X
     investment restriction regarding
     diversification.

                                                   INTERNATIONAL FUND
                                                    REAL ESTATE FUND
                                                  EMERGING MARKETS FUND             TAX SENSITIVE GROWTH
                PROPOSAL                                BOND FUND                           FUND
                --------                                ---------                           ----
3.   To amend the fundamental                                                                 X
     investment restriction regarding
     diversification.

4.   To amend the fundamental                               X                                 X
     investment restriction regarding
     concentration.

5.   To amend the fundamental                               X                                 X
     investment regarding borrowing.

6.   To amend the fundamental                               X                                 X
     investment restriction regarding
     the issuance of senior securities.

7.   To amend the fundamental                               X                                 X
     investment restriction regarding
     underwriting.

8.   To amend the fundamental                               X                                 X
     investment restriction regarding
     investing in real estate.

9.   To amend the fundamental                               X                                 X
     investment restriction regarding
     investing in commodities.

10.  To amend the fundamental                               X                                 X
     investment restriction regarding
     lending.

11.  To eliminate the fundamental                           X                                 X
     investment restriction regarding
     the purchase of restricted
     securities.

12.  To eliminate the fundamental                           X                                 X
     investment restriction regarding
     short sales.

13.  To eliminate the fundamental                           X                                 X
     investment restriction regarding
     the purchase of securities on
     margin.

14.  To eliminate the fundamental                           X                                 X
     investment restriction regarding
     officer or trustee ownership of
     securities.

15.  To eliminate the fundamental                           X                                 X
     investment restriction regarding
     the purchase of securities of other
     investment companies.

                                                   INTERNATIONAL FUND
                                                    REAL ESTATE FUND
                                                  EMERGING MARKETS FUND             TAX SENSITIVE GROWTH
                PROPOSAL                                BOND FUND                           FUND
                --------                                ---------                           ----


16.   To eliminate the fundamental                          X                                 X
     investment restriction regarding
     investments in oil, gas or other
     mineral exploration or development
     programs.

17.  To eliminate the fundamental                           X                                 X
     investment restriction regarding
     writing, purchasing or selling puts
     and calls.

18.  To eliminate the fundamental                           X                                 X
     investment restriction regarding
     investing in warrants or rights.

19.  To eliminate the fundamental                           X
     investment restriction regarding
     purchases of securities of
     unseasoned issuers.


VOTING INFORMATION
     Shareholders of record of the Funds at the close of business on September 18, 2000 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were issued and outstanding ______________ shares of the International Fund, ______________ shares of the Real Estate Fund, ______________ shares of the Emerging Markets Fund, __________ shares of the Bond Fund and ______________ shares of the Tax Sensitive Growth Fund.

     Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote separately on each proposal. The holders of a majority of the outstanding shares of each Fund entitled to vote shall constitute a quorum for the meeting for that Fund, but any lesser number shall be sufficient for adjournments. A quorum being present, the approval of each proposal requires the vote of the lesser of (i) 67% or more of the eligible votes of the Fund present at the meeting if more than 50% of the eligible votes of the Fund are present in person or by proxy or (ii) more than 50% of the eligible votes of a Fund. The reorganization will not take place unless each Fund of the Trust separately approves the reorganization proposal. If the reorganization is not approved by all of the Funds of the Trust, the Trust will continue as a Massachusetts business trust and the Board of Trustees of the Trust may consider other alternatives that it views as being in the best interests of the shareholders of the Funds. For purposes of this proxy statement, the Investment Company Act of 1940, as amended (the "1940 Act") includes rules and regulations of the Securities and Exchange Commission ("SEC") issued under that Act. If shareholders of a Fund do not approve the proposed change to a fundamental investment restriction, the existing restriction will remain in effect for that Fund only.

     For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals.

     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of any one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against the proposal, in which case such shares will be voted against the proposed adjournment with respect to that proposal.

     If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES
     Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

     o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

     o by the subsequent execution and return of another proxy prior to the meeting;

     o   by submitting a subsequent telephone vote; or

     o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES
     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Funds for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by the Funds. Certain solicitation costs will be directly attributable to the Funds or to one or more other Phoenix mutual funds soliciting shareholder approval at about the same time, while other expenses of solicitation will not be directly attributable to any specific Phoenix mutual fund. Solicitation costs that are directly attributable to a particular Phoenix mutual fund will be borne by that mutual fund. All other solicitation expenses will be allocated pro rata based on the number of shareholder accounts of each Phoenix mutual fund. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $15,000, plus reimbursement of out-of-pocket expenses. The agreement with D.F. King provides that D.F. King will perform various proxy solicitation services in connection with the meeting, such as contacting shareholders and providing information with respect to matters to be considered at the meeting.

     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of _______, 2000 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any of the Funds:

NAME OF SHAREHOLDER                 FUND AND CLASS        PERCENTAGE OF THE CLASS     NUMBER OF SHARES
-------------------                 --------------        -----------------------     ----------------







     On ______, 2000, the Trustees and officers as a group owned beneficially less than one percent of the Trust's outstanding shares.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-1574.


                                   PROPOSAL 1

              TO REORGANIZE THE TRUST AS A DELAWARE BUSINESS TRUST

     The Board of Trustees has proposed that the shareholders of the Trust approve the reorganization of the Trust in accordance with the form of the Agreement and Plan of Reorganization attached to this proxy statement as Appendix A and as described in detail in this proxy statement.

REASONS FOR THE PROPOSED REORGANIZATION
     The reorganization is one of a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") would be reorganized as series of newly created Delaware business trusts. Each such trust would have a substantially similar trust instrument and common fundamental investment restrictions. Because many of these funds began operations outside of the Phoenix organization, they have a variety of different domiciles, business forms, charter provisions and fundamental investment restrictions. Management believes that further integrating all of the Phoenix Funds by adopting a single business form, domicile, form of trust instrument and fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

     In recent years, many mutual funds have reorganized as Delaware business trusts. The Trustees believe that the proposed Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. Phoenix believes that the use of a common form of organization will help in the administration of the Funds. Delaware law offers a mutual fund certain advantages compared with Massachusetts law. Delaware law provides that the shareholders and trustees of a Delaware business trust are not liable for obligations of the trust. Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the risk of this liability is remote, the Trustees have determined that Delaware law should afford greater protection against potential shareholder and trustee liability. Similarly, Delaware law provides that no series of a Delaware business trust is liable for the debts of another series. This is another potential, although remote, risk in the case of a Massachusetts business trust.

     It is anticipated that under the Delaware trust instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords to the Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees have the power to amend the Delaware trust instrument, merge or consolidate the New Funds with another entity and to change the Delaware Trust's domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. Although the Trustees will have the authority to take these actions in the future without a shareholder vote, they are not required to do so, and may determine that it is appropriate to submit one or more of these actions to the shareholders for approval. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Trust's current Massachusetts trust instrument and the proposed Delaware trust instrument, see "Certain Comparative Information about the Trust and the Delaware Trust" on page 9.

THE AGREEMENT AND PLAN OF REORGANIZATION
     The reorganization consists of several steps that will occur on the closing date following shareholder approval. First, each of the Funds will transfer all of its assets to a corresponding New Fund in exchange solely for all of the shares of such New Fund. Each New Fund will also assume all of the liabilities of its predecessor Fund. Immediately thereafter, each Fund will liquidate and distribute shares of the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the corresponding class of the New Fund as the number of Fund shares held by the shareholder in each class of the Fund immediately before the reorganization.

     The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees. The significant conditions which may not be waived include: (a) the receipt by the Trust and the Delaware Trust of opinions of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of each of the Funds of the Trust. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Funds prior to the closing date, by the Board of Trustees. In addition, the reorganization agreement may be amended by the Board of Trustees. However, the reorganization agreement may not be amended subsequent to the shareholders' meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds without shareholder approval.

     The closing of the reorganization is scheduled to occur on the second Thursday after the conditions to closing set forth in the reorganization agreement are satisfied or waived. Management currently anticipates that the closing will occur on or about November 30, 2000.

     The reorganization agreement authorizes each Fund, as the sole shareholder of the corresponding New Fund prior to the distribution of shares of the New Fund to Fund shareholders, to:

     o   elect trustees of the Delaware Trust;

     o approve an investment management agreement with Phoenix with respect to each of the Funds, except the Real Estate Fund;

     o approve an investment management agreement with Duff & Phelps Investment Management Co. with respect to the Real Estate Fund;

     o approve an investment subadvisory agreement with Aberdeen Fund Managers Inc. with respect to the International Fund;

     o approve an investment subadvisory agreement with Seneca Capital Management LLC with respect to the Tax Sensitive Growth Fund; and

     o ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Funds.

     Following the completion of the reorganization, the Trustees intend to take all appropriate and necessary action to liquidate and dissolve the Trust under the laws of the Commonwealth of Massachusetts.

MANAGEMENT AND OTHER SERVICE PROVIDERS
     Phoenix, the current adviser of each of the Funds, except the Real Estate Fund, will continue to serve as investment adviser to each of the New Funds, except the Real Estate Fund, following the reorganization. Duff & Phelps Investment Management Co. ("Duff & Phelps"), the current adviser of the Real Estate Fund, will continue to serve as investment adviser to the Real Estate Fund following the reorganization. Aberdeen Fund Managers, Inc. ("Aberdeen"), the current subadviser to the International Fund, will continue to serve as subadviser to the International Fund following the reorganization. Seneca Capital Management LLC ("Seneca"), the current subadviser to the Tax Sensitive Growth Fund, will continue to serve as subadviser to the Tax Sensitive Growth Fund following the reorganization.

     The reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to approve a new advisory agreement with Phoenix (or Duff & Phelps, as to the Real Estate Fund), and a new investment subadvisory agreement with the current subadvisers, that are substantially identical to the current agreements. The rate of advisory fees payable to the adviser and subadviser under the new investment advisory and investment subadvisory agreements with respect to each New Fund will be the same as under the current agreements.

     Phoenix acts as the investment adviser for 14 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. Phoenix has acted as an investment adviser for over sixty years. As of December 31, 1999, Phoenix had approximately $25.7 billion in assets under management.

     Duff & Phelps acts as the investment adviser to eight other mutual funds and as adviser to institutional clients. As of December 31, 1999, Duff & Phelps had approximately $14.7 billion in assets under management.

     All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Duff & Phelps is a subsidiary of PXP. PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company of Hartford, Connecticut is a majority shareholder of PXP.

     As compensation for its services to the International Fund, the Emerging Markets Fund and the Tax Sensitive Growth Fund, Phoenix receives a fee from each Fund, which is accrued daily against the value of the Fund's net assets, equal to 0.75% of the Fund's average daily net assets up to $1 billion, 0.70% of the Fund's average daily net assets from $1 billion to $2 billion and 0.65% of the Fund's average daily net assets in excess of $2 billion.

     As compensation for its services to the Tax-Exempt Bond Fund, Phoenix receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets, equal to 0.45% of the Fund's average daily net assets up to $1 billion, 0.40% of the Fund's average daily net assets from $1 billion to $2 billion and 0.35% of the Fund's average daily net assets in excess of $2 billion.

     The current advisory agreement with Phoenix was last approved by the Board of Trustees on November 19, 1999. The advisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

     As compensation for its services to the Real Estate Fund, Duff & Phelps receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets, equal to 0.75% of the Fund's daily net assets up to $1 billion, 0.70% of the Fund's daily net assets from $1 billion to $2 billion and 0.65% of the Fund's daily net assets in excess of $2 billion.

     The current advisory agreement with Duff & Phelps was last approved by the Board of Trustees on November 19, 1999. The advisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

     Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management plc based in Aberdeen, Scotland. Together with its subsidiaries, Aberdeen Asset Management plc provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios, and, through Aberdeen, U.S. mutual funds. As of December 31, 1999, Aberdeen Asset Management plc had $30 billion in assets under management.

     As compensation for its services to the International Fund, Aberdeen receives a fee from Phoenix, which is accrued daily against the value of the Fund's net assets equal to 0.375% of the Fund's average daily net assets up to $1 billion, 0.35% of the Fund's average daily net assets from $1 billion to $2 billion, and 0.325% of the Fund's average daily net assets in excess of $2 billion. Aberdeen does not receive any fee from the Fund.

     The current investment subadvisory agreement with Aberdeen was last approved by the Board of Trustees on November 19, 1999. The investment subadvisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the subadviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in section 2(a)(4) of the 1940 Act.

     Seneca also acts as the subadviser to nine other mutual funds and as adviser to institutional clients. Seneca has acted as an investment adviser for over ten years. As of December 31, 1999, Seneca had approximately $9.2 billion in assets under management.

     As compensation for its services to the Tax Sensitive Growth Fund, Seneca receives a fee from Phoenix, which is accrued daily against the value of the Fund's net assets equal to 0.375% of the Fund's average daily net assets up to $1 billion, 0.35% of the Fund's average daily net assets from $1 billion to $2 billion and 0.325% of the Fund's average daily net assets in excess of $2 billion. Seneca does not receive any fee from the Fund.

     The current investment subadvisory agreement with Seneca was last approved by the Board of Trustees on November 19, 1999. The investment subadvisory agreement may be terminated at any time by a similar vote upon 60 days' notice or by the sub-adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

     PricewaterhouseCoopers LLP currently serves as each Fund's independent accountants and will also serve as independent accountants for the New Funds. The reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to ratify the selection of PricewaterhouseCoopers LLP as the New Fund's independent accountants. State Street Bank and Trust Company will continue to serve as custodian of the New Fund's assets following the reorganization, except for the International Fund. Brown Brothers Harriman & Co. will continue to serve as the custodian to the New International Fund following the reorganization. Equity Planning will continue to serve as transfer agent following the reorganization.

FISCAL YEAR
     Each of the Funds currently operates on a fiscal year ending November 30. Following the reorganization, the New Funds will also operate on a fiscal year ending November 30.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGY AND FUNDAMENTAL INVESTMENT RESTRICTIONS
     The investment objective and principal investment strategy of each New Fund will be identical to the investment objective and principal investment strategy of the corresponding Fund. The fundamental investment restrictions of each New Fund will be identical to the fundamental investment restrictions of the corresponding Fund immediately prior to the reorganization. The fundamental investment restrictions will reflect any changes that are approved by shareholders pursuant to proposals 2-19.

FEDERAL INCOME TAX CONSEQUENCES
     As a condition to the reorganization, the Trust will receive tax opinions from its special counsel, Goodwin, Procter & Hoar LLP. The tax opinions will provide that, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

     o the transfer of all of the assets of each Fund solely in exchange for shares of the corresponding New Fund and the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the New Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     o no gain or loss will be recognized by any Fund on the transfer of the assets of the Fund to the corresponding New Fund in exchange for New Fund shares and the assumption by the corresponding New Fund of all known liabilities of the Fund or upon the distribution of New Fund shares to the Fund shareholders in exchange for their shares of the Fund;

     o the tax basis of each Fund's assets acquired by the corresponding New Fund will be the same to the New Fund as the tax basis of such assets to the Fund immediately prior to the reorganization, and the holding period of the assets of each Fund in the hands of the corresponding New Fund will include the period during which those assets were held by the Fund;

     o no gain or loss will be recognized by the corresponding New Fund upon the receipt of the assets of each Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all known liabilities of the Fund;

     o no gain or loss will be recognized by shareholders of each Fund upon the receipt of shares of the corresponding New Fund by such shareholders, provided such shareholders receive solely New Fund shares (including fractional shares) in exchange for their Fund shares; and

     o the aggregate tax basis of the corresponding New Fund shares, including any fractional shares, received by each shareholder of each Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the New Fund shares, including fractional shares, to be received by each shareholder of a Fund will include the period during which the Fund shares exchanged therefore were held by such shareholder (provided that the Fund shares were held as a capital asset on the date of the reorganization).

     The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of a Fund in exchange for corresponding New Fund shares, the assumption by the New Fund of all known liabilities of such Fund, and the distribution of such shares to the Fund, do not constitute a "reorganization" within the meaning of Section 368(a) of the Code, each Fund shareholder generally will recognize gain or loss equal to the difference between the value of the corresponding New Fund shares such shareholder acquires and the tax basis of such shareholder's Fund shares.

     Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Funds should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS
     The distribution arrangements of each New Fund will be the same as those of the corresponding Fund. The International Fund currently offers Class
A, Class B and Class C shares. The Real Estate Fund currently offers Class A and Class B shares. The Emerging Markets Fund currently offers Class A, Class B and Class C shares. The Bond Fund currently offers Class A and Class B shares. The Tax Sensitive Growth Fund current offers Class A, Class B, Class C and Class X shares. In the proposed reorganization, shareholders will receive the corresponding class of shares of the corresponding New Fund in exchange for their shares in each Fund. The reorganization will be effected at net asset value. No sales charge will be imposed in connection with the reorganization. For purposes of calculating the contingent deferred sales charges that shareholders may pay when disposing of any shares of a New Fund subject to a contingent deferred sales charge, the length of time the shareholder holds shares in the New Fund will be added to the length of time the shareholder held the shares in the corresponding Fund. Holders of shares subject to a contingent deferred sales charge will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if the shareholder had continued to hold shares of the Fund.

     Equity Planning serves as the distributor of shares for the Funds and will also be the distributor of the New Funds. The Delaware Trust will adopt a distribution plan under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of shares of the New Funds and the furnishing of shareholder services that is substantially identical to the existing distribution plan for each Fund.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES
     Each New Fund will offer the same shareholder services as its corresponding Fund, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic program, an automatic investment program.

     Shareholders may exchange shares for another Phoenix Fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

     Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemption of shares subject to a contingent deferred sales charge, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed New Fund shares will be made within seven days after receipt of a redemption request in proper form and documentation.

DIVIDENDS AND DISTRIBUTIONS
     Each New Fund will have the same dividend and distribution policy as the corresponding Fund. After the closing of the reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the respective New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the respective New Fund.

CERTAIN COMPARATIVE INFORMATION ABOUT THE TRUST AND THE DELAWARE TRUST
     The following is a summary of certain differences between and among the trust instrument of the Trust and the trust instrument and by-laws of the Delaware Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the trust instrument of the Trust and of the trust instrument and by-laws of the Delaware Trust are available to shareholders without charge upon written request.

     General. The Trust was organized as a Massachusetts business trust in October 1987. The Trust is currently governed by an Agreement and Declaration of Trust Agreement dated October 15, 1987, as amended (the "Massachusetts Trust Instrument"). As a Massachusetts business trust, the Trust's operations are currently governed by the Massachusetts Trust Instrument and applicable Federal and Massachusetts law. The Delaware Trust was organized as a Delaware business trust in August 2000. As a Delaware business trust, the Delaware Trust's operations will be governed by an Agreement and Declaration of Trust (the "Delaware Trust Instrument") and applicable Federal and Delaware law.

     Under the Delaware Trust Instrument, the Trustees of the Delaware Trust will have more flexibility than they currently have as Trustees of the Trust and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. The Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganization.

     Term of Trustees. The term of office of a Trustee of both the Trust and the Delaware Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee until the person resigns, dies or is removed from office. Under the Delaware Trust Instrument, a Trustee may be removed with or without cause at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Trust or by a vote of two-thirds of the number of Trustees prior to such removal. The Massachusetts Trust Instrument provides that any Trustee may be removed by the shareholders at any meeting called for that purpose. In addition, the Massachusetts Trust Instrument provides that a Trustee may be removed by two-thirds of the remaining Trustees with or without cause.

     Liability of Trustees and Officers. A Trustee of both the Trust and the Delaware Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under the Massachusetts Trust Instrument and the by-laws of the Delaware Trust, Trustees, officers and employees will be indemnified by the respective trust for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

     Shareholder Liability. Delaware law provides that shareholders are not liable for the obligations of a Delaware business trust. Under Massachusetts law, there is no equivalent statutory limitation of shareholder liability. However, the Delaware Trust Instrument and the Massachusetts Trust Instrument contain disclaimers of shareholder liability for acts or obligations of the respective trust, and provide for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder.

     Shareholder Voting. The voting rights of shareholders of the Trust are based on the number of shares the shareholder owns. Each holder of a share of a Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. When a registered investment company has multiple series, as does the Trust, the share price of each series will likely differ. As a result, holders of lower-priced shares of a series of the Trust have a greater amount of influence on matters submitted to a shareholder vote than shareholders holding an equivalent dollar amount of higher priced shares of the Trust. As a shareholder of the Delaware Trust, voting rights will be dollar-based. Each shareholder will have one vote for each dollar of net asset value held by the shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power will be in direct proportion to the shareholder's investment in the Delaware Trust. Therefore, on matters affecting a New Fund as a whole, where each class of the New Fund is required to vote together on an issue, shareholders who own shares of a class with a higher net asset value per share would have more voting power than they currently have relative to shareholders who own shares of a class with a lower net asset value per share. On matters where only shareholders of a single class of a Fund vote on an issue, all shareholders of the class would have the same voting rights since the net asset value per share is the same for all shares in a single class of a Fund. On matters requiring trust-wide votes where all Funds in a trust are required to vote, dollar-based voting provides shareholders who own shares with a higher net asset value than other Funds with more voting power relative to shareholders of other Funds in the Trust.

     Shareholder Meetings. The Delaware Trust is not required to hold annual shareholder meetings. The Trust is required to hold a special meeting of the shareholders every third year. Under the Massachusetts Trust Instrument, shareholders owning at least 10% of the outstanding shares of a Fund may call a special meeting for any purpose. The Delaware Trust Instrument does not specifically authorize shareholders to call a special meeting. However, under the 1940 Act, shareholders owning at least 10% of the outstanding shares of the Delaware Trust may by written request call a special meeting of shareholders of the Delaware Trust for the purpose of removing a Trustee.

     Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or the Delaware Trust with another trust, series or other business organization without shareholder approval. Under the Massachusetts Trust Instrument, shareholders holding the lesser of (i) 67% or more of the eligible votes of the Fund present at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund, must approve the sale or transfer of the assets of a Fund.

     Termination of the Trust or a Fund. Under the Delaware Trust Instrument, the Delaware Trust may be terminated at any time by the Trustees alone, upon written notice to the shareholders, or by vote of a majority of the shares of the Delaware Trust. A New Fund, or a class thereof, may be terminated at any time by a vote of a majority of the shares of the New Fund or class or by the Trustees by written notice to the shareholders of the New Fund or class. Under the Massachusetts Trust Instrument, the vote of a majority of the shares of each Fund must approve the termination of the Trust.

     Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' liability or indemnity rights). The Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument without shareholder approval to establish additional series of shares, to change investment restrictions which are not fundamental investment restrictions, to change the name of the Trust or any Fund, and to conform the Massachusetts Trust Instrument to the requirements of applicable federal laws or regulations, or the requirements of the regulated investment company provisions of the Internal Revenue Code.

     Derivative and Class Actions. Under the Massachusetts Trust Instrument, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or its shareholders. The Delaware Trust Instrument does not provide shareholders a similar right.

CERTAIN INFORMATION REGARDING THE TRUSTEES
     The 1940 Act requires that at least one-half of the Trustees of the Trust and, following the reorganization, the Delaware Trust, be elected by shareholders. The Trust currently meets this standard. Rather than call another shareholder meeting to vote on Trustees after the reorganization, the reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to elect the then current Trustees of the Trust, except for Calvin J. Pedersen, as the Trustees of the Delaware Trust.

     Information on the individuals that will serve as the Trustees and officers of the Delaware Trust and their business affiliations for the past five years is set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480. Trustees whose names are preceded by an asterisk will be "interested persons" of the Delaware Trust (as defined in the 1940 Act).

--------------------------------------------------------------------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Robert Chesek (66)                    Trustee            Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                                         Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix
Wethersfield, CT 06109                                   Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                         Phoenix-Seneca Funds (2000-present).
--------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway (71)                 Trustee            Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                       Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                     (1970-present), Pace University (1978-present), Atlantic Mutual
                                                         Insurance Company (1974-present), HRE Properties
                                                         (1989-present), Greater New York Councils, Boy Scouts of
                                                         America (1985-present), Union Pacific Corp. (1978-present),
                                                         Blackrock Freddie Mac Mortgage Securities Fund (Advisory
                                                         Director) (1990-present), Centennial Insurance Company
                                                         (1974-present), Josiah Macy, Jr., Foundation (1975-present),
                                                         The Harlem Youth Development Foundation (1987-present).
                                                         Chairman, Accuhealth (1994-present), Trism, Inc.
                                                         (1994-present), Realty Foundation of New York (1972-present), and New York Housing Partnership Development Corp.
                                                         (1985-present). Vice Chairman, Academy of Political Science
                                                         (1985-present). Director/Trustee, Phoenix Funds (1993-present).
                                                         Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, Duff & Phelps Utilities
                                                         Tax-Free Income Inc. and Duff & Phelps Utility and Corporate
                                                         Bond Trust Inc. (1995-present). Chairman/Member, Audit
                                                         Committee of the City of New York (1981-1996). Advisory
                                                         Director, Blackrock Fannie Mae Mortgage Securities Fund
                                                         (1989-1996) and Fund Directions (1993-1998). Chairman,
                                                         Financial Accounting Standards Advisory Council (1992-1995).
--------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne (71)              Trustee            Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                                 Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Elmore Court                                             Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Elmore, GLOS GL2 6NT, UK                                 Funds (1999-present). Director, Duff & Phelps Utilities
                                                         Tax-Free Income Inc. and Duff & Phelps Utility and Corporate
                                                         Bond Trust Inc. (1995-present). Formerly a Major General of the
                                                         British Army.
--------------------------------------------------------------------------------------------------------------------------
*Francis E. Jeffries (69)             Trustee            Director/Trustee, Phoenix Funds (1995-present). Trustee,
8477 Bay Colony Dr.                                      Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Apt. 902                                                 Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Naples, FL 34108                                         Funds (2000-present). Director, Duff & Phelps Utilities Income
                                                         Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income
                                                         Inc. (1991-present) and Duff & Phelps Utility and Corporate
                                                         Bond Trust Inc. (1993-present). Director, The Empire District
                                                         Electric Company (1984-present). Director (1989-1997), Chairman of the Board (1993-1997), President (1989-1993), and Chief
                                                         Executive Officer (1989-1995), Phoenix Investment Partners, Ltd.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr. (61)                 Trustee            Chairman (1995-present) and Chief Executive Officer
Chairman                                                 (1995-1999), Carson Products Company. (1995-present).
Carson Products Company                                  Director/Trustee, Phoenix Funds (1980-present). Trustee,
64 Ross Road                                             Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Savannah, GA 30750                                       Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, Equifax Corp. (1991-present)
                                                         and Evergreen International Fund, Inc. (1989-present). Trustee,
                                                         Evergreen Liquid Trust, Evergreen Tax Exempt Trust, Evergreen
                                                         Tax Free Fund, Master Reserves Tax Free Trust, and Master
                                                         Reserves Trust.
--------------------------------------------------------------------------------------------------------------------------
*Philip R. McLoughlin (53)            Trustee and        Chairman (1997-present), Director (1995-present), Vice Chairman
                                      President          (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                         Investment Partners, Ltd. Director (1994-present) and Executive
                                                         Vice President, Investments (1988-present), Phoenix Home Life
                                                         Mutual Insurance Company. Director/Trustee and President,
                                                         Phoenix Funds (1989-present). Trustee and President,
                                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present). Director, Duff &
                                                         Phelps Utilities Tax-Free Income Inc. (1995-present) and Duff &
                                                         Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                         Trustee, Phoenix-Seneca Funds (1999-present). Director
                                                         (1983-present) and Chairman (1995-present), Phoenix Investment
                                                         Counsel, Inc. Director (1984-present) and President
                                                         (1990-1999), Phoenix Equity Planning Corporation. Chairman and
                                                         Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                         (1999-present). Director, PXRE Corporation (Delaware)
                                                         (1985-present) and World Trust Fund (1991-present). Director and Executive Vice President, Phoenix Life and Annuity Company
                                                         (1996-present). Director and Executive Vice President, PHL
                                                         Variable Insurance Company (1995-present). Director, Phoenix
                                                         Charter Oak Trust Company (1996-present). Director and Vice
                                                         President, PM Holdings, Inc. (1985-present). Director
                                                         (1992-present) and President (1992-1994), W.S. Griffith & Co.,
                                                         Inc. Director, PHL Associates, Inc. (1995-present).
--------------------------------------------------------------------------------------------------------------------------
Everett L. Morris (72)                Trustee            Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                           Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                                     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, Duff & Phelps Utilities
                                                         Tax-Free Income Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond Trust Inc. (1993-present).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
*James M. Oates (54)                  Trustee            Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital
Managing Director                                        Markets LLC) (1997-present). Managing Director, Wydown Group
The Wydown Group                                         (1994-present). Director, Phoenix Investment Partners, Ltd.
IBEX Capital Markets, Inc.                               (1995-present). Director/Trustee, Phoenix Funds (1987-present).
60 State Street                                          Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Suite 950                                                Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Boston, MA 02109                                         Funds (2000-present). Director, AIB Govett Funds
                                                         (1991-present), Investors Financial Service Corporation
                                                         (1995-present), Investors Bank & Trust Corporation
                                                         (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                         Financial (1996-present), Command Systems, Inc. (1998-present),
                                                         Connecticut River Bancorp (1998-present) and Endowment for
                                                         Health (1999-present). Vice Chairman, Massachusetts
                                                         Housing-Partnership (1998-2000). Director, Blue Cross and Blue
                                                         Shield of New Hampshire (1994-1999).
--------------------------------------------------------------------------------------------------------------------------
Herbert Roth, Jr. (71)                Trustee            Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                          Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
P.O. Box 909                                             Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Sherborn, MA 01770                                       Funds (2000-present). Director, Boston Edison Company
                                                         (1978-present), Landauer, Inc. (medical services)
                                                         (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                         (1987-present), and Mark IV Industries (diversified
                                                         manufacturer) (1985-present). Member, Directors Advisory
                                                         Council, Phoenix Home Life Mutual Insurance Company
                                                         (1998-present). Director, Phoenix Home Life Mutual Insurance
                                                         Company (1972-1998).
------------------------------------- ------------------ -----------------------------------------------------------------
Richard E. Segerson (54)              Trustee            Managing Director, Northway Management Company (1998-present).
102 Valley Road                                          Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Managing Director, Mullin Associates
                                                         (1993-1998).
--------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr. (69)           Trustee            Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                          Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Greenwich, CT 06830                                      Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, UST Inc. (1995-present), HPSC
                                                         Inc. (1995-present), Burroughs Wellcome Fund (1996-present) and
                                                         Compuware (1996-present). Visiting Professor, University of
                                                         Virginia (1997-present). Director, Duty Free International,
                                                         Inc. (1997). Chairman, Dresing, Lierman, Weicker (1995-1996).
                                                         Governor of the State of Connecticut (1991-1995).
--------------------------------------------------------------------------------------------------------------------------
Michael E. Haylon (42)                Executive          Director and Executive Vice President, Investments, Phoenix
                                      Vice               Investment Partners, Ltd. (1995-present). Director
                                      President          (1994-present), President (1995-present), Executive Vice
                                                         President (1994-1995), Vice President (1991-1994), Phoenix
                                                         Investment Counsel, Inc. Director, Phoenix Equity Planning
                                                         Corporation (1995-present). Executive Vice President, Phoenix
                                                         Funds (1993-present), Phoenix-Aberdeen Series Fund (1996-present)
                                                         and Phoenix-Seneca Funds (2000-present). Executive Vice President
                                                         (1997-present), Vice President (1996-1997), Phoenix Duff & Phelps
                                                         Institutional Mutual Funds. Senior Vice President, Securities
                                                         Investments, Phoenix Home Life Mutual Insurance Company
                                                         (1993-1995).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
John F. Sharry (47)                   Executive Vice     President, Retail Division (1999-present), Executive Vice
                                      President          President, Retail Division (1997-present), Phoenix Investment
                                                         Partners, Ltd. Managing Director, Retail Distribution, Phoenix
                                                         Equity Planning Corporation (1995-1997). Executive Vice
                                                         President, Phoenix Funds (1998-present), The Phoenix Edge
                                                         Series Fund (1998-present) and Phoenix-Aberdeen Series Fund
                                                         (1998-present).  Managing Director, Director and National Sales
                                                         Manager, Putnam Mutual Funds (1993-1995).
--------------------------------------------------------------------------------------------------------------------------
Gail P. Seneca (46)                   Senior Vice        President and Chief Executive and Investment Officer, Seneca
                                      President          Capital Management LLC (1996-present).  Managing Director,
                                                         Equities, Phoenix Investment Counsel, Inc. (1998-present).
                                                         Senior Vice President, Phoenix Duff & Phelps Institutional
                                                         Mutual Funds (1999-present), The Phoenix Edge Series Fund
                                                         (1998-present), Phoenix Multi-Portfolio Fund (1998-present) and
                                                         Phoenix Strategic Equity Series Fund (1998-present). Managing
                                                         General Partner and Chief Executive and Investment Officer,
                                                         GMG/Seneca Capital Management LP (1989-present), President and
                                                         Trustee, Phoenix-Seneca Funds (1996-present).  General Partner,
                                                         Genesis Merchant Group, LP (1990-1996).  President, GenCap,
                                                         Inc. (1994-present).
---------------------------------------------------------------------------------------------------------------------------
James D. Wehr (42)                    Senior Vice        Senior Vice President (1998-present), Managing Director
                                      President          (1996-1998), Fixed Income, Vice President (1991-1996), Phoenix
                                                         Investment Counsel, Inc. Senior Vice President and Chief
                                                         Investment Officer, Duff & Phelps Utilities Tax Free Income,
                                                         Inc. (1997-present).  Senior Vice President (1997-present),
                                                         Vice President (1988-1997), Phoenix Multi-Portfolio Fund; Senior
                                                         Vice President (1997-present), Vice President (1990-1997),
                                                         Phoenix Series Fund; Senior Vice President (1997-present), Vice
                                                         President (1991-1997), The Phoenix Edge Series Fund; Senior Vice
                                                         President (1997-present), Vice President (1993-1997)
                                                         Phoenix-Goodwin California Tax Exempt Bonds, Inc. and Senior Vice
                                                         President (1997-present), Vice President (1996-1997), Phoenix
                                                         Duff & Phelps Institutional Mutual Funds, Senior Vice President
                                                         (1997-present), Phoenix-Goodwin Multi-Sector Fixed Income Fund,
                                                         Inc., Phoenix-Goodwin Multi-Sector Short Term Bond Fund,
                                                         Phoenix-Oakhurst Income & Growth Fund and Phoenix-Oakhurst
                                                         Strategic Allocation Fund, Inc. Managing Director, Public Fixed
                                                         Income, Phoenix Home Life Insurance Company (1991-1995).
--------------------------------------------------------------------------------------------------------------------------
David L. Albrycht (38)                Vice President     Managing Director, Fixed Income (1996-present) and Vice
                                                         President (1995-1996), Phoenix Investment Counsel, Inc. Vice
                                                         President, Phoenix Multi-Portfolio Fund (1993-present)
                                                         Phoenix-Goodwin Multi-Sector Short Term Bond Fund
                                                         (1993-present), Phoenix-Goodwin Multi-Sector Fixed Income Fund,
                                                         Inc. (1994-present), The Phoenix Edge Series Fund
                                                         (1997-present) and Phoenix Series Fund (1997-present). Fund
                                                         Manager, Phoenix Home Life Mutual Insurance  Company
                                                         91994-1995)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
Robert S. Dreissen (52)               Vice President     Vice President and Compliance Officer, Phoenix Investment
                                      and Assistant      Partners, Ltd. (1999-present) and Phoenix Investment Counsel,
                                      Secretary          Inc. (1999-present). Vice President, Phoenix Funds,
                                                         Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1999-present) and Phoenix-Seneca
                                                         Funds (2000-present). Compliance Officer (2000-present) and
                                                         Associate Compliance Officer (1999), PXP Securities
                                                         Corporation. Vice President, Risk Management Liaison, Bank of
                                                         America (1996-1999). Vice President, Securities Compliance, The
                                                         Prudential Insurance Company of America (1993-1996). Branch
                                                         Chief/Financial Analyst, Securities and Exchange Commission,
                                                         Division of Investment Management (1972-1993).
--------------------------------------------------------------------------------------------------------------------------
Timothy M. Heaney (35)                Vice President     Managing Director, Fixed Income (1997-present), Director, Fixed
                                                         Income Research (1996-1997), Investment Analyst (1995-1996),
                                                         Phoenix Investment Counsel, Inc. Vice President, Phoenix
                                                         Multi-Portfolio Fund (1996-present), Phoenix-Goodwin California
                                                         Tax Exempt Bonds, Inc. (1996-present) and Duff & Phelps
                                                         Utilities Tax Free Income, Inc. (1997-present), Investment
                                                         Analyst, Phoenix Home Life Mutual Insurance Company (1992-1994).
--------------------------------------------------------------------------------------------------------------------------
Ronald K. Jacks (35)                  Vice President     Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                                       (1998-present). Secretary (1996-present) and Trustee
San Francisco, CA 94133                                  (1996-1997), Phoenix-Seneca Funds. Fund Manager, Seneca Capital
                                                         Management LLC (1996-present). Fund Manager, GMG/Seneca Capital
                                                         Management, L.P. (1990-present). Vice President, The Phoenix
                                                         Edge Series Fund (1998-present), Phoenix Multi-Portfolio Fund
                                                         (1998-present) and Phoenix Duff & Phelps Institutional Mutual
                                                         Funds (1999-present).
--------------------------------------------------------------------------------------------------------------------------
Peter S. Lannigan (39)                Vice President     Managing Director, Fixed Income (1997-present), Director, Fixed
                                                         Income Research (1996-1997), Vice President (1995-1996),
                                                         Phoenix Investment Counsel, Inc. Vice President, Phoenix
                                                         Multi-Portfolio Fund (1995-present).  Director, Public Fixed
                                                         Income, Phoenix Home Life Mutual Insurance Company
                                                         (1993-1995).  Various positions with Standard & Poor's
                                                         Corporation (1989-1993).
--------------------------------------------------------------------------------------------------------------------------
Richard D. Little (51)                Vice President     Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                                       (1998-present). Vice President, Phoenix-Seneca Funds
San Francisco, CA 94133                                  (1996-present). General Partner and Director of Equities,
                                                         GMG/Seneca Capital Management, L.P. (1989-present). Director of
                                                         Equities, Seneca Capital Management LLC (1996-present). Vice
                                                         President, The Phoenix Edge Series Fund (1998-present), Phoenix
                                                         Multi-Portfolio Fund (1998-present) and Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1999-present).
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE TRUST     DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
William R. Moyer (55)                 Vice President     Executive Vice President and Chief Financial Officer
100 Bright Meadow Blvd.                                  (1999-present), Senior Vice President and Chief Financial
P.O. Box 2200                                            Officer (1995-1999), Phoenix Investment Partners, Ltd.
Enfield, CT 06083-2200                                   (1995-present). Senior Vice President (1990-present), Chief
                                                         Financial Officer (1996-present), Finance (until 1996), and
                                                         Treasurer (1998-present and 1994-1996), Phoenix Equity Planning
                                                         Corporation. Director (1998-present), Senior Vice President
                                                         (1990-present), Chief Financial Officer (1996-present) and
                                                         Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                         Treasurer (1999-present), Vice President and Chief Financial
                                                         Officer, Duff & Phelps Investment Management Co. (1996-1999).
                                                         Vice President, Phoenix Funds (1990-present), Phoenix Duff &
                                                         Phelps Institutional Mutual Funds (1996-present) and Phoenix
                                                         Aberdeen Series Fund (1996-present). Executive Vice President
                                                         Phoenix-Seneca Funds (2000-present). Vice President, Investment
                                                         Products Finance, Phoenix Home Life Mutual Insurance Company
                                                         (1990-1995). Senior Vice President, Chief Financial Officer,
                                                         W.S. Griffith & Co., Inc. (1992-1995) and Townsend Financial
                                                         Advisers, Inc. (1993-1995).
--------------------------------------------------------------------------------------------------------------------------
Michael Schatt (52)                   Vice President     Managing Director, Phoenix Investment Partners, Ltd
Phoenix Investment                                       (1994-present).  Senior Vice President, Phoenix Realty
Partners, Ltd.                                           Securities, Inc. (1997-present) and Duff & Phelps Investment
55 East Monroe St.                                       Management Co. (1996-present, Vice President, Duff & Phelps
Suite 3600                                               Utilities Income, Inc. (1997-present), The Phoenix Edge Series
Chicago, IL  60603                                       Fund (1997-present), and Phoenix Multi-Portfolio Fund
                                                         (1997-present),  Director, Real Estate Advisory Practice,
                                                         Coopers & Lybrand (1990-1994).
--------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss (47)                 Treasurer          Treasurer, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present), Phoenix-Aberdeen
                                                         Series Fund (1996-present) and Phoenix-Seneca Funds
                                                         (2000-present). Vice President, Fund Accounting (1994-2000) and
                                                         Treasurer (1996-2000), Phoenix Equity Planning Corporation.
                                                         Second Vice President and Treasurer, Fund Accounting, Phoenix
                                                         Home Life Mutual Insurance Company (1994-1995). Various
                                                         positions with Phoenix Home Life Insurance Company (1987-1994).
--------------------------------------------------------------------------------------------------------------------------


     For services rendered to the Trust for the fiscal year ended November 30, 1999, the Trustees received an aggregate of $91,462. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee fee costs are allocated equally to each of the Funds and the Funds within the Phoenix Funds complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are not interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.

CURRENT BOARD COMMITTEES AND MEETINGS
     The Board of Trustees has an Audit Committee and a Nominating Committee. The Audit Committee of the Trust consists of four of the Trustees who are not interested persons of the Trust (i.e., the "Independent Trustees"). The Audit Committee meets with the Trust's auditors to review the scope of the auditing procedures, the adequacy of internal controls, compliance by the Trust with the accounting, record keeping and financial reporting requirements of the 1940 Act, and the possible effect on Trust operations of any new or proposed tax or other regulations applicable to investment companies. The Audit Committee makes an annual recommendation concerning the appointment of auditors and reviews and recommends policies and practices relating to principles to be followed in the conduct of Trust operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Audit Committee held four meetings during the fiscal year ended November 30, 1999.

     The Nominating Committee consists of four Trustees who are not interested persons of the Trust. It recommends to the Board of Trustees persons to be elected as Trustees. During the fiscal year ended November 30, 1999, the Nominating Committee held brief meetings as needed in conjunction with regular quarterly executive sessions of the independent Trustees. The Nominating Committee currently consists of Robert Chesek, Harry Dalzell-Payne, Leroy Keith, Jr., and Herbert Roth Jr. It will consider individuals proposed by a shareholder for election as a Trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Trust.

     The Delaware Trust has Audit and Nominating Committees, each composed entirely of the same independent Trustees.

     The Board of Trustees held five meetings during the fiscal year ended November 30, 1999. Each Trustee, except Herbert Roth, Jr., was present for at least 75% of the total number of meetings of the Board and of those committees of which the Trustee was a member which were held during his tenure.

     For the Trust's last fiscal year, the Trustees received the following compensation:

                                                   PENSION OR              ESTIMATED            TOTAL COMPENSATION
                              AGGREGATE        RETIREMENT BENEFITS      ANNUAL BENEFITS         FROM TRUST AND TRUST
                             COMPENSATION      ACCRUED AS PART OF            UPON                COMPLEX (37 TRUSTS)
NAME                          FROM TRUST         TRUST EXPENSES            RETIREMENT             PAID TO TRUSTEES
----                          ----------         --------------            ----------             ----------------
Robert Chesek                  $ 8,662                                                               $ 63,750
E. Virgil Conway(1)            $11,250                                                               $ 83,250
Harry Dalzell-Payne(1)         $10,162                                                               $ 95,000
Francis E. Jeffries            $ 8,250*                                                              $ 61,000
Leroy Keith, Jr.               $ 8,662                                                               $ 63,750
Philip R. McLoughlin(1)        $     0            None for any           None for any                $      0
Everett L. Morris(1)           $ 7,500*              Trustee                Trustee                  $ 57,750
James M. Oates(1)              $ 9,750                                                               $ 72,250
Herbert Roth, Jr.(1)           $ 8,100                                                               $ 59,250
Richard E. Segerson            $ 9,750*                                                              $ 72,000
Lowell Weicker, Jr.            $ 9,375                                                               $ 68,750

------------------
   *This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At June 30, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $472,348.25, $197,344.74, $177,329.63 and $115,043.51,
respectively. At present, by agreement among the Trust, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

   (1)Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS
           THAT THE SHAREHOLDERS APPROVE THE PLAN OF REORGANIZATION.


    PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS (PROPOSALS 2-19)
      If all of the proposals are approved by each Fund, each Fund will have fundamental investment restrictions which are expected to become standard for all of the Phoenix Funds. These proposed restrictions differ in certain respects from the current fundamental investment restrictions. Phoenix believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Although the Funds will have additional flexibility to engage in previously prohibited activities if the proposals are approved, Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by each Fund. For a more detailed comparison of the current and proposed fundamental investment restrictions, see Proposals 2-19 below.


                                   PROPOSAL 2

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
     THE FUNDS, EXCEPT TAX SENSITIVE GROWTH FUND, REGARDING DIVERSIFICATION

     The Board of Trustees has proposed that the shareholders of each Fund, except Tax Sensitive Growth Fund, approve an amendment to the fundamental investment restriction regarding diversification. The current fundamental investment restriction regarding diversification applicable to each Fund, except Tax Sensitive Growth Fund, provides that the Fund may not:

         "Invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government and, in the case of the International and Emerging Markets Funds, any foreign government, its agencies and instrumentalities) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer; however, the foregoing limitations do not apply to the Real Estate Fund and Emerging Markets Fund. With respect to 75% of its assets, a Fund which may invest in foreign securities will limit its investments in the securities of any one foreign government, its agencies and instrumentalities, to 5% of the Fund's total assets."

     If Proposal 2 is approved, this restriction will be replaced with the following fundamental investment restriction regarding diversification:

         "A Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Real Estate Fund and Emerging Market Bond Fund."

     The percentage limitations in the current diversification restriction generally apply to all of each Fund's assets. The proposed percentage limitations will apply to only 75% of the total assets of each Fund, except the Real Estate Fund and Emerging Market Bond Fund. Consequently, under the proposed restriction, 25% of each Fund's assets are in a basket that is excluded from the limitations. Unlike the current restriction, the proposed restriction has no limitation against purchasing more than 10% of the securities of any class of an issuer other than outstanding voting securities. For these reasons, each Fund would be permitted to invest in a smaller number of issuers than such Fund is currently permitted to invest in. If a Fund were to invest in a smaller number of issuers, the performance of a single issuer could have a greater impact on such Fund's share price. Thus, the Funds could be exposed to increased volatility to the extent they invest in a smaller number of issuers. The proposed restriction is based upon the definition of a "diversified company" under the 1940 Act. 19

                                   PROPOSAL 3

            TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE
              TAX SENSITIVE GROWTH FUND REGARDING DIVERSIFICATION

     The Board of Trustees has proposed that the shareholders of the Tax Sensitive Growth Fund approve an amendment to the fundamental investment restriction regarding diversification. The current fundamental investment restriction regarding diversification applicable to the Tax Sensitive Growth Fund provides that the Fund may not:

         "With respect to 75% of its assets, invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) or purchase more than 10% of the outstanding voting securities or more than 10% of the securities of any class of any one issuer."

     If Proposal 3 is approved, this restriction will be replaced with the following fundamental investment restriction regarding diversification:

         "A Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

     The new language more closely tracks the definition of diversification set forth in the 1940 Act in that the proposed restriction does not prohibit the Fund from holding more than 10% of the securities of any class of one issuer. Phoenix does not presently anticipate that the change in this restriction will have a material impact on the investment techniques employed by the Fund. Except for this difference, Phoenix believes there is no substantive change involved in this proposal.


                                   PROPOSAL 4

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                       THE FUNDS REGARDING CONCENTRATION

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding concentration. The current fundamental investment restriction regarding concentration applicable to each Fund provides that the Fund may not:

         "Concentrate its assets in the securities of issuers which conduct their principal business activities in the same industry, except that the Real Estate Fund may so concentrate its assets and the Bond Fund may invest more than 25% of its assets in a particular segment of the municipal securities market. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities."

     If Proposal 4 is approved, this restriction will be replaced with the following fundamental investment restriction regarding industry concentration for each Fund:

         "A Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities), except that the Real Estate Fund may concentrate its assets in the real estate industry and the Bond Fund may invest more than 25% of its assets in a particular segment of the municipal securities market."

     Each Fund has an investment restriction which prohibits the Fund from concentrating its investments in any one industry, except that the Real Estate Fund may concentrate its assets and the Bond Fund may invest more than 25% of its assets in a particular segment of the municipal securities market. Under the proposed restriction applicable to each Fund, the Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry

(excluding the U.S. Government, its agencies or instrumentalities). Phoenix believes the proposed restriction applicable to each Fund is substantially similar to the current restriction.


                                   PROPOSAL 5

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                         THE FUNDS REGARDING BORROWING

     The Board of Trustees has proposed that the shareholders of each Fund approve a new fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing applicable to each Fund provides that the Fund may not:

         "Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 15% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for administrative purposes. Deposits in escrow in connection with the writing of covered call options, secured put options, or the purchase or sale of financial futures contracts and related options are not deemed to be a pledge or other encumbrance. The Bond Fund will not purchase securities while temporary bank borrowings in excess of 5% of its net assets are outstanding."

     If Proposal 5 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing:

         "A Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

     The proposed borrowing restriction is based upon the limitations currently imposed on mutual funds by the 1940 Act. If the proposal is adopted, each Fund will have greater flexibility to borrow money in that the Funds will have the ability to borrow up to one-third of its total assets from banks for any purposes, and an additional 5% of its total assets for temporary purposes. Under the current restriction, the use of proceeds of borrowings is more restrictive; each Fund may borrow up to 10% of its total assets and pledge up to 15% of its total assets. The Bond Fund currently may not purchase securities while temporary bank borrowings exceed 5% of its net assets. Borrowing would exaggerate the effect on a Fund's net asset value resulting from any increase or decrease in the market price of securities in such Fund's portfolio and, therefore, may increase the volatility of the Funds under the proposed restriction. Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds. The proposed borrowing restriction is based upon the limitations currently imposed on mutual funds by the 1940 Act. The proposed restriction contains no limitation on the pledge of assets by a Fund.


                                   PROPOSAL 6

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
             THE FUNDS REGARDING THE ISSUANCE OF SENIOR SECURITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities. The current fundamental investment restriction regarding senior securities applicable to each Fund provides that the Fund may not:

         "Issue senior securities as defined in the Investment Company Act of 1940 except to the extent that it is permissible to (a) borrow money from banks pursuant to the Trust's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts and options thereon, as described in the Trust's Prospectus and the Statement of Additional Information."

     If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction."

     A Fund is currently not permitted to issue senior securities, except to the extent permitted by its investment restriction regarding borrowing. Under the proposed restrictions, the Fund will be prohibited from issuing senior securities in violation of the 1940 Act but may engage in activities permitted by SEC exemptive orders or staff interpretations. Mutual funds are generally prohibited from issuing "senior securities." The SEC staff has previously permitted mutual funds to engage in certain trading activities, subject to certain limitations, that could otherwise be viewed as senior securities. The proposed restriction clarifies that the Funds are allowed to engage in these activities to the extent permitted by the SEC or the SEC staff. Since the Funds will have greater flexibility to issue senior securities, the Funds may be subject to additional costs and risks. For example, the costs of engaging in trading activities which could be viewed as senior securities can reduce a fund's total return. In addition, upon engaging in activities which could be viewed as senior securities, a Fund could experience increased risks due to the effects of leveraging.


                                   PROPOSAL 7

        TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE
                          FUNDS REGARDING UNDERWRITING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding underwriting. The current fundamental investment restriction regarding underwriting applicable to each Fund provides that the Fund may not:

         "Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, a Fund may be deemed to be an underwriter. The International, Emerging Markets and Tax Sensitive Growth Funds may buy and sell securities outside the United States which are not registered with the Commission or marketable in the United States."

     If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law."

     Phoenix believes the proposed restriction applicable to underwriting is substantially similar to the current restriction.


                                   PROPOSAL 8

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                  THE FUNDS REGARDING INVESTING IN REAL ESTATE

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding investing in real estate. The current fundamental investment restriction regarding investing in real estate applicable to each Fund provides that the Fund may not:

              "Make any investment in real estate, real estate limited partnerships. . ." except that a Fund may (a) purchase or sell readily marketable securities which are secured by interests in real estate, including real estate investment and mortgage investment trusts,. . ."

     If Proposal 8 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not purchase or sell real estate, except that the Fund may
         (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
         (iii) invest in mortgage-
         related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     Under the current restriction, the Funds may not make investments in real estate or real estate limited partnerships, except for the purchase or sale of readily marketable securities which are secured by interests in real estate, including, securities issued by real estate investment trusts and mortgage investment trusts. The proposed restriction does not limit investments in real estate limited partnerships. The proposed restriction would also permit the Funds to acquire or lease office space for their own use, although it is not anticipated that the Funds will do so. The proposed restriction would also permit the Funds to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that had gone into bankruptcy). While Phoenix believes this possibility is remote, this change would provide useful flexibility should such an event occur.


                                   PROPOSAL 9

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                  THE FUNDS REGARDING INVESTING IN COMMODITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding investing in commodities. The current fundamental investment restriction regarding commodities applicable to each Fund provides that the Fund may not:

         "Make any investment in...commodities or commodities contracts, except that a Fund may...(b) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's futures and related options positions and the premiums paid for related options would not exceed 5% of the Fund's total assets, and (c) the International, Emerging Markets and Tax Sensitive Growth Funds may enter into foreign currency transactions."

     If Proposal 9 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities currencies and physical commodities)."

     The current restriction permits each Fund to invest in financial futures contracts and related options provided that the sum of the initial margin deposits on such Fund's existing futures positions and the premiums paid for related options do not exceed 5% of the Fund's total assets. Under current Commodity Futures Trading Commission ("CFTC") rules, the Funds would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets. The proposed restriction does not impose percentage limitations and applies to futures transactions for both hedging and non-hedging purposes. If the CFTC rules were revised to provide greater flexibility to mutual funds to invest in commodities, under the proposed restrictions, the Funds would be able to take advantage of that flexibility. The proposed restriction permits the Funds to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. The ability of the Funds to engage in futures contracts and options on futures will remain subject to applicable rules of the CFTC. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Funds.


                                  PROPOSAL 10

                TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                    FOR EACH OF THE FUNDS REGARDING LENDING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding lending. The current fundamental investment restriction regarding lending applicable to each Fund provides that the Fund may not:

         "Make loans, except that the Fund may (a) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors, whether publicly distributed or not, (b) invest in repurchase agreements, provided that an aggregate of no more than 10% of the Fund's net assets (taken at market value) may be invested in repurchase agreements having maturities of more than seven days and all other illiquid securities, and (c) loan its portfolio securities in amounts up to one third of the market or other fair value of its total assets, subject to restrictions described more fully above."

     If Proposal 10 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies."

     Under the current restriction on lending, a Fund is prohibited from lending money, except in connection with the acquisition of bonds, notes, debentures or similar obligations and entering into repurchase agreements. The proposed lending restriction offers greater flexibility in that a Fund is permitted to engage in a broader scope of lending activities. The current restriction also limits loans of fund securities to one third of the value of the fund's total assets. The proposed restriction contains no such limitation. The staff of the SEC currently limits loans of fund securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, under the proposed restriction the Funds would be able to take advantage of that increased flexibility. The proposed restriction would also eliminate the percentage limitation on investments in repurchase agreements and allow each Fund to invest in repurchase agreements with maturities of more than seven days. The proposed lending restriction would also permit each Fund to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for interfund lending. Phoenix does not currently intend to establish an interfund lending program. The proposed restriction also does not contain a percentage limitation regarding repurchase agreements.


                                   PROPOSAL 11

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
            THE FUNDS REGARDING THE PURCHASE OF RESTRICTED SECURITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding the purchase of restricted securities. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Purchase restricted securities (including repurchase agreements having maturities of more than seven days) or securities for which market value quotations are not readily available if, as a result of such purchase, more than 10% of each Fund's total assets would be invested in the aggregate in such securities."

     If Proposal 11 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 12

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                         THE FUNDS REGARDING SHORT SALES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding short sales of securities. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Make short sales of securities, unless at the time of sale the Fund owns an equal amount of such securities."

     If Proposal 12 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 13

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
            THE FUNDS REGARDING THE PURCHASE OF SECURITIES ON MARGIN

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding the purchase of securities on margin. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin."

     If Proposal 13 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 14

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS REGARDING OFFICER OR TRUSTEE OWNERSHIP OF SECURITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding investing in any issuer whose securities are owned by an officer or trustee. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer and all such persons own in the aggregate more than 5% of the securities of such issuer."

     If Proposal 14 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 15

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
  THE FUNDS REGARDING THE PURCHASE OF SECURITIES OF OTHER INVESTMENT COMPANIES

         The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding the purchase of securities of other investment companies. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Purchase securities of other investment companies, except that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities and (ii) not more than 3% of the voting stock of another investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets."

     If Proposal 15 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds. However, each Fund would remain subject to limitations on investments in other registered investment companies imposed on all mutual funds under the 1940 Act.


                                   PROPOSAL 16

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                 THE FUNDS REGARDING INVESTMENTS IN OIL, GAS OR
               OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding investing in oil, gas or other mineral exploration or development programs. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Invest in oil, gas or other mineral exploration or development programs."

     If Proposal 16 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 17

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE FUNDS REGARDING WRITING, PURCHASING OR SELLING PUTS AND CALLS

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction prohibiting investing in puts, calls or any combination thereof. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Write, purchase or sell puts, calls or combinations thereof, except that the Funds may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and Funds, other than the Bond Fund, may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options, and such Funds, other than the Bond Fund, may purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on such Fund's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets."

     If Proposal 17 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 18

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
               THE FUNDS REGARDING INVESTING IN WARRANTS OR RIGHTS

     The Board of Trustees has proposed that the shareholders of each Fund approve the elimination of the fundamental investment restriction regarding investing in warrants or rights. The current fundamental investment restriction applicable to each Fund provides that the Fund may not:

         "Invest in warrants or rights except where acquired in units or attached to other securities. The Real Estate, International and Emerging Markets Funds each may invest up to 5% of its total assets in warrants or rights which are not in units or attached to other securities."

     If Proposal 18 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 19

        TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
      THE FUNDS, EXCEPT TAX SENSITIVE GROWTH FUND, REGARDING PURCHASES OF
                        SECURITIES OF UNSEASONED ISSUERS

     The Board of Trustees has proposed that the shareholders of each Fund, except the Tax Sensitive Growth Fund, approve the elimination of the fundamental investment restriction regarding purchases of securities of unseasoned issuers. The current fundamental investment restriction applicable to each Fund, except the Tax Sensitive Growth Fund, provides that the Fund may not:

         "Invest in the aggregate more than 5% of its total assets in the securities of any issuers (other than real estate investment trusts) which have (with predecessors) a record of less than three years of continuous operations."

     If Proposal 19 is approved, this restriction will be eliminated. Management believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

                THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
   TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS APPROVE PROPOSALS 2 THROUGH 19.

INVESTMENT ADVISER, SUBADVISERS, UNDERWRITER AND FINANCIAL AGENT

     Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480 is the investment adviser to each of the Funds, except the Real Estate Fund. Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603 is the investment adviser to the Real Estate Fund. Aberdeen Fund Managers, Inc., 1 Financial Plaza, Suite 2210, Fort Lauderdale, Florida 33394 is subadviser to the International Fund. Seneca Capital Management LLC, 909 Montgomery Street, San Francisco, California 94133 is subadviser to the Tax Sensitive Growth Fund.

     Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Trust's underwriter and as the Trust's financial agent (administrator).

OTHER BUSINESS
     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

     The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of their Fund should send their written submissions to the principal executive offices of the Trust at 101 Munson Street, Greenfield, Massachusetts 01301.

                                   APPENDIX A
                                   ----------

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of _______, 2000, by and between Phoenix Multi-Portfolio Fund, a Massachusetts business trust (the "Predecessor Trust"), on behalf of the Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund, Phoenix-Goodwin Tax-Exempt Bond Fund and Phoenix-Seneca Tax Sensitive Growth Fund series (collectively, the "Predecessor Funds" and each individually, a "Predecessor Fund"), and Phoenix Multi-Portfolio Fund, a Delaware business trust (the "Successor Trust"), on behalf of the Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund, Phoenix-Goodwin Tax-Exempt Bond Fund and Phoenix-Seneca Tax Sensitive Growth Fund series (collectively, the "Successor Funds" and each individually, a "Successor Fund").

     All references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective fund series.

     This Agreement is intended to be and is adopted as plans of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in such Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by each Successor Fund of all the liabilities of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

     WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Trust and the Successor Trust, respectively, that the assets of the Predecessor Trust be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       PLAN OF REORGANIZATION
     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of each Predecessor Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund and the Successor Trust agrees in exchange therefore: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each class of each Successor Fund equal to the number of shares of the corresponding class of the corresponding Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of each Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

     1.2 The assets of the Predecessor Funds to be acquired by the corresponding Successor Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Funds and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Funds on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Funds, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against the Successor Funds to the same extent as if the same had been incurred by the Successor Funds.

     1.3 Immediately upon delivery to the Predecessor Funds of the New Shares, the Predecessor Funds, as the then sole shareholders of the Successor Funds, shall (i) with the exception of Calvin J. Pedersen, elect as trustees of the Successor Trust the persons who currently serve as trustees of the Predecessor Trust; (ii) approve an Investment Management

Agreement between the Successor Trust, on behalf of each of the Successor Funds except Phoenix-Duff & Phelps Real Estate Securities Fund, and Phoenix Investment Counsel, Inc. (the "Investment Manager"), (iii) in the case of the Phoenix-Duff & Phelps Real Estate Securities Fund, approve an Investment Management Agreement between the Successor Trust, on behalf of that fund, and Duff & Phelps Investment Management Co., (iv) in the case of each of the Phoenix-Aberdeen International Fund, approve a Subadvisory Agreement by and between the Investment Manager, on behalf of such fund, and Aberdeen Fund Managers, Inc.,
(v) in the case of the Phoenix-Seneca Tax Sensitive Growth Fund, approve a Subadvisory Agreement by and between the Investment Manager, on behalf of such fund, and Seneca Capital Management LLC, and (vi) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Funds.

     1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Funds will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of New Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Trust and shall take all other steps necessary to effect such dissolution.

2.       CLOSING AND CLOSING DATE
     2.1 The Closing Date shall be the second Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

     2.2 The Predecessor Trust shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Predecessor Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Funds and the class of each Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Funds shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Funds on the books of the Successor Funds. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.       REPRESENTATIONS AND WARRANTIES
     3.1 The Predecessor Trust, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Funds as follows:

             (i) The Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

             (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund;

             (iii) the execution and delivery of this Agreement on behalf of each Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi)) are necessary to authorize this Agreement and the transactions contemplated hereby;

             (iv) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

             (v) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds, nor the consummation by the Predecessor Trust on behalf of the Predecessor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust of the Predecessor Trust, as amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound; and

             (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

     3.2 The Successor Trust, on behalf of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

             (i) The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

             (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

             (iii) the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

             (iv) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

             (v) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds, nor the consummation by the Successor Trust on behalf of the Successor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement (the "Master Trust Agreement") or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

             (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

4.       CONDITIONS PRECEDENT
     4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

             (i) The Successor Trust shall have succeeded to the registration statement of the Predecessor Trust on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

             (ii) the applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

             (iii) all representations and warranties of the Predecessor Trust on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Funds shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Funds;

             (iv) all representations and warranties of the Successor Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Funds shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Funds to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Funds;

             (v) the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds shall have received opinions from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization; and

             (vi) a vote approving this Agreement shall have been adopted by at least a majority of the outstanding shares of each Predecessor Fund, all classes voting together, entitled to vote at a special meeting of shareholders of each such Predecessor Fund duly called for such purpose (the "Special Meeting").

5.       EXPENSES
     5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     5.2 All of the costs of solicitation of proxies, including the cost of the proxy solicitation firm, printing and mailing costs, shall be borne by the Successor Fund. All of the remaining expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Phoenix Investment Partners, Ltd.

6.       ENTIRE AGREEMENT
     The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.       TERMINATION
     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.       AMENDMENTS
     This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.       NOTICES
     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY
     10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     10.5 It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the Declaration of Trust of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series, Phoenix-Aberdeen International Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund, Phoenix-Goodwin Tax-Exempt Bond Fund and Phoenix-Seneca Tax Sensitive Growth Fund and has entered into this Agreement on behalf of the Predecessor Funds. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Funds shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Funds.

     10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, Phoenix-Aberdeen Investment Fund, Phoenix-Duff & Phelps Real Estate Securities Fund, Phoenix-Goodwin Emerging Markets Bond Fund, Phoenix-Goodwin Tax-Exempt Bond Fund and Phoenix-Seneca Tax Sensitive Growth Fund and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Funds.

     10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.



ATTEST                                             PHOENIX MULTI-PORTFOLIO FUND, a
                                                   Massachusetts business trust


                                                   By:
------------------------------------------         ------------------------------------------
Name:                                              Name:
Title:                                             Title:



ATTEST                                             PHOENIX MULTI-PORTFOLIO FUND, a
                                                   Delaware business trust


                                                   By:
------------------------------------------         ------------------------------------------
Name:                                              Name:
Title:                                             Title:

                          PHOENIX MULTI-PORTFOLIO FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 16, 2000

                       PHOENIX-ABERDEEN INTERNATIONAL FUND

                                      PROXY

     The undersigned shareholder of Phoenix-Aberdeen International Fund (the "Fund"), a series of Phoenix Multi-Portfolio Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF TRUST

1.    To approve an Agreement and Plan of Reorganization which           For           Against      Abstain
      provides for the reorganization of Phoenix Multi-Portfolio Fund    [ ]           [ ]          [ ]
      as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING SEVENTEEN  PROPOSALS          FOR           AGAINST      ABSTAIN ON
      APPLICABLE TO THE FUND COLLECTIVELY, TO CHANGE THE FUNDAMENTAL     PROPOSALS     PROPOSALS    PROPOSALS
      INVESTMENT RESTRICTIONS OF THE FUND, VOTE HERE:                    2 AND 4-19    2 AND 4-19   2 AND 4-19
                                                                         [ ]           [ ]          [ ]

      IF YOU WISH TO VOTE ON THE FOLLOWING SEVENTEEN PROPOSALS
      APPLICABLE TO THE FUND INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      diversification.                                                   [ ]           [ ]          [ ]

3.    (Not applicable to the Fund).                                      N/A           N/A          N/A

4.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      concentration.                                                     [ ]           [ ]          [ ]

5.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      borrowing.                                                         [ ]           [ ]          [ ]

6.    To amend the fundamental investment restriction regarding the      For           Against      Abstain
      issuance of senior securities.                                     [ ]           [ ]          [ ]

7.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      underwriting.                                                      [ ]           [ ]          [ ]

8.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      investing in real estate.                                          [ ]           [ ]          [ ]

9.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      investing in commodities.                                          [ ]           [ ]          [ ]

10.   To amend the fundamental investment restriction regarding          For           Against      Abstain
      lending.                                                           [ ]           [ ]          [ ]

11.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of restricted securities.                             [ ]           [ ]          [ ]

12.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      short sales.                                                       [ ]           [ ]          [ ]

13.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of securities on margin.                              [ ]           [ ]          [ ]

14.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      officer or trustee ownership of securities.                        [ ]           [ ]          [ ]

15.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of securities of other investment companies.          [ ]           [ ]          [ ]

16.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      investments in oil, gas or other mineral exploration or            [ ]           [ ]          [ ]
      development programs.

17.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      writing, purchasing or selling puts and calls.                     [ ]           [ ]          [ ]

18.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      investing in warrants or rights.                                   [ ]           [ ]          [ ]

19.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      purchases of securities of unseasoned issuers.                     [ ]           [ ]          [ ]


  TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.



------------------------------------------------    -------------     ----------------------------------    ----------------

------------------------------------------------    -------------     ----------------------------------    ----------------
      Signature (PLEASE SIGN WITHIN BOX)                Date              Signature (Joint Owners)               Date

                          PHOENIX MULTI-PORTFOLIO FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 16, 2000

                PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND

                                      PROXY

     The undersigned shareholder of Phoenix-Duff & Phelps Real Estate Securities Fund (the "Fund"), a series of Phoenix Multi-Portfolio Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF TRUST

1.    To approve an Agreement and Plan of Reorganization which           For           Against      Abstain
      provides for the reorganization of Phoenix Multi-Portfolio Fund    [ ]           [ ]          [ ]
      as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING SEVENTEEN  PROPOSALS          FOR           AGAINST      ABSTAIN ON
      APPLICABLE TO THE FUND COLLECTIVELY, TO CHANGE THE FUNDAMENTAL     PROPOSALS     PROPOSALS    PROPOSALS
      INVESTMENT RESTRICTIONS OF THE FUND, VOTE HERE:                    2 AND 4-19    2 AND 4-19   2 AND 4-19
                                                                         [ ]           [ ]          [ ]

      IF YOU WISH TO VOTE ON THE FOLLOWING SEVENTEEN PROPOSALS
      APPLICABLE TO THE FUND INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      diversification.                                                   [ ]           [ ]          [ ]

3.    (Not applicable to the Fund).                                      N/A           N/A          N/A

4.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      concentration.                                                     [ ]           [ ]          [ ]

5.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      borrowing.                                                         [ ]           [ ]          [ ]

6.    To amend the fundamental investment restriction regarding the      For           Against      Abstain
      issuance of senior securities.                                     [ ]           [ ]          [ ]

7.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      underwriting.                                                      [ ]           [ ]          [ ]

8.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      investing in real estate.                                          [ ]           [ ]          [ ]

9.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      investing in commodities.                                          [ ]           [ ]          [ ]

10.   To amend the fundamental investment restriction regarding          For           Against      Abstain
      lending.                                                           [ ]           [ ]          [ ]

11.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of restricted securities.                             [ ]           [ ]          [ ]

12.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      short sales.                                                       [ ]           [ ]          [ ]

13.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of securities on margin.                              [ ]           [ ]          [ ]

14.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      officer or trustee ownership of securities.                        [ ]           [ ]          [ ]

15.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of securities of other investment companies.          [ ]           [ ]          [ ]

16.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      investments in oil, gas or other mineral exploration or            [ ]           [ ]          [ ]
      development programs.

17.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      writing, purchasing or selling puts and calls.                     [ ]           [ ]          [ ]

18.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      investing in warrants or rights.                                   [ ]           [ ]          [ ]

19.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      purchases of securities of unseasoned issuers.                     [ ]           [ ]          [ ]

  TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY
AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

------------------------------------------------    -------------     ----------------------------------    ----------------

------------------------------------------------    -------------     ----------------------------------    ----------------
      Signature (PLEASE SIGN WITHIN BOX)                Date              Signature (Joint Owners)               Date

                          PHOENIX MULTI-PORTFOLIO FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 16, 2000

                   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND

                                      PROXY

     The undersigned shareholder of Phoenix-Goodwin Emerging Markets Bond
Fund (the "Fund"), a series of Phoenix Multi-Portfolio Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF TRUST
1.    To approve an Agreement and Plan of Reorganization which           For           Against      Abstain
      provides for the reorganization of Phoenix Multi-Portfolio Fund    [ ]           [ ]          [ ]
      as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS
      IF YOU WISH TO VOTE ON THE FOLLOWING SEVENTEEN  PROPOSALS          FOR           AGAINST      ABSTAIN ON
      APPLICABLE TO THE FUND  COLLECTIVELY, TO CHANGE THE FUNDAMENTAL    PROPOSALS     PROPOSALS    PROPOSALS
      INVESTMENT RESTRICTIONS OF THE FUND, VOTE HERE:                    2 AND 4-19    2 AND 4-19   2 AND 4-19
                                                                         [ ]           [ ]          [ ]

      IF YOU WISH TO VOTE ON THE FOLLOWING SEVENTEEN PROPOSALS APPLICABLE TO THE
      FUND INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      diversification.                                                   [ ]           [ ]          [ ]

3.    (Not applicable to the Fund).                                      N/A           N/A          N/A

4.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      concentration.                                                     [ ]           [ ]          [ ]

5.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      borrowing.                                                         [ ]           [ ]          [ ]

6.    To amend the fundamental investment restriction regarding the      For           Against      Abstain
      issuance of senior securities.                                     [ ]           [ ]          [ ]

7.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      underwriting.                                                      [ ]           [ ]          [ ]

8.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      investing in real estate.                                          [ ]           [ ]          [ ]

9.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      investing in commodities.                                          [ ]           [ ]          [ ]

10.   To amend the fundamental investment restriction regarding          For           Against      Abstain
      lending.                                                           [ ]           [ ]          [ ]

11.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of restricted securities.                             [ ]           [ ]          [ ]

12.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      short sales.                                                       [ ]           [ ]          [ ]

13.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of securities on margin.                              [ ]           [ ]          [ ]

14.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      officer or trustee ownership of securities.                        [ ]           [ ]          [ ]

15.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of securities of other investment companies.          [ ]           [ ]          [ ]

16.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      investments in oil, gas or other mineral exploration or            [ ]           [ ]          [ ]
      development programs.

17.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      writing, purchasing or selling puts and calls.                     [ ]           [ ]          [ ]

18.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      investing in warrants or rights.                                   [ ]           [ ]          [ ]

19.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      purchases of securities of unseasoned issuers.                     [ ]           [ ]          [ ]

  TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.


------------------------------------------------    -------------     ----------------------------------    ----------------

------------------------------------------------    -------------     ----------------------------------    ----------------
      Signature (PLEASE SIGN WITHIN BOX)                Date              Signature (Joint Owners)               Date

                          PHOENIX MULTI-PORTFOLIO FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 16, 2000

                      PHOENIX-GOODWIN TAX-EXEMPT BOND FUND

                                      PROXY

     The undersigned shareholder of Phoenix-Goodwin Tax-Exempt Bond Fund
(the "Fund"), a series of Phoenix Multi-Portfolio Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                 TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                          "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF TRUST

1.    To approve an Agreement and Plan of Reorganization which           For           Against      Abstain
      provides for the reorganization of Phoenix Multi-Portfolio Fund    [ ]           [ ]          [ ]
      as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING SEVENTEEN  PROPOSALS          FOR           AGAINST      ABSTAIN ON
      APPLICABLE TO THE FUND  COLLECTIVELY, TO CHANGE THE FUNDAMENTAL    PROPOSALS     PROPOSALS    PROPOSALS
      INVESTMENT RESTRICTIONS OF THE FUND, VOTE HERE:                    2 AND 4-19    2 AND 4-19   2 AND 4-19
                                                                         [ ]           [ ]          [ ]

      IF YOU WISH TO VOTE ON THE FOLLOWING SEVENTEEN PROPOSALS APPLICABLE TO THE
      FUND INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      diversification.                                                   [ ]           [ ]          [ ]

3.    (Not applicable to the Fund).                                      N/A           N/A          N/A

4.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      concentration.                                                     [ ]           [ ]          [ ]

5.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      borrowing.                                                         [ ]           [ ]          [ ]

6.    To amend the fundamental investment restriction regarding the      For           Against      Abstain
      issuance of senior securities.                                     [ ]           [ ]          [ ]

7.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      underwriting.                                                      [ ]           [ ]          [ ]

8.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      investing in real estate.                                          [ ]           [ ]          [ ]

9.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      investing in commodities.                                          [ ]           [ ]          [ ]

10.   To amend the fundamental investment restriction regarding          For           Against      Abstain
      lending.                                                           [ ]           [ ]          [ ]

11.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of restricted securities.                             [ ]           [ ]          [ ]

12.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      short sales.                                                       [ ]           [ ]          [ ]

13.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of securities on margin.                              [ ]           [ ]          [ ]

14.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      officer or trustee ownership of securities.                        [ ]           [ ]          [ ]

15.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of securities of other investment companies.          [ ]           [ ]          [ ]

16.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      investments in oil, gas or other mineral exploration or            [ ]           [ ]          [ ]
      development programs.

17.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      writing, purchasing or selling puts and calls                      [ ]           [ ]          [ ]

18.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      investing in warrants or rights.                                   [ ]           [ ]          [ ]

19.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      purchases of securities of unseasoned issuers.                     [ ]           [ ]          [ ]


  TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

------------------------------------------------    -------------     ----------------------------------    ----------------

------------------------------------------------    -------------     ----------------------------------    ----------------
      Signature (PLEASE SIGN WITHIN BOX)                Date              Signature (Joint Owners)               Date

                          PHOENIX MULTI-PORTFOLIO FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 16, 2000

                    PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                                      PROXY

     The undersigned shareholder of Phoenix-Seneca Tax Sensitive Growth Fund (the "Fund"), a series of Phoenix Multi-Portfolio Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Fund held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 16, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF TRUST

1.    To approve an Agreement and Plan of Reorganization which           For           Against      Abstain
      provides for the reorganization of Phoenix Multi-Portfolio Fund    [ ]           [ ]          [ ]
      as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING SIXTEEN PROPOSALS             FOR           AGAINST      ABSTAIN
      APPLICABLE TO THE FUND COLLECTIVELY, TO CHANGE THE FUNDAMENTAL     PROPOSALS     PROPOSALS    PROPOSALS
      INVESTMENT RESTRICTIONS OF THE FUND, VOTE HERE:                    3-18          3-18         3-18
                                                                         [ ]           [ ]          [ ]

      IF YOU WISH TO VOTE ON THE FOLLOWING SIXTEEN PROPOSALS APPLICABLE
      TO THE FUND INDIVIDUALLY, VOTE BELOW:

2.    (Not applicable to the Fund).                                      N/A           N/A          N/A

3.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      diversification.                                                   [ ]           [ ]          [ ]

4.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      concentration.                                                     [ ]           [ ]          [ ]

5.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      borrowing.                                                         [ ]           [ ]          [ ]

6.    To amend the fundamental investment restriction regarding the      For           Against      Abstain
      issuance of senior securities.                                     [ ]           [ ]          [ ]

7.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      underwriting.                                                      [ ]           [ ]          [ ]

8.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      investing in real estate.                                          [ ]           [ ]          [ ]

9.    To amend the fundamental investment restriction regarding          For           Against      Abstain
      investing in commodities.                                          [ ]           [ ]          [ ]

10.   To amend the fundamental investment restriction regarding          For           Against      Abstain
      lending.                                                           [ ]           [ ]          [ ]

11.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of restricted securities.                             [ ]           [ ]          [ ]

12.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      short sales.                                                       [ ]           [ ]          [ ]

13.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of securities on margin.                              [ ]           [ ]          [ ]

14.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      officer or trustee ownership of securities.                        [ ]           [ ]          [ ]

15.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      the purchase of securities of other investment companies.          [ ]           [ ]          [ ]

16.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      investments in oil, gas or other mineral exploration or            [ ]           [ ]          [ ]
      development programs.

17.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      writing, purchasing or selling puts and calls.                     [ ]           [ ]          [ ]

18.   To eliminate the fundamental investment restriction regarding      For           Against      Abstain
      investing in warrants or rights.                                   [ ]           [ ]          [ ]

19.   (Not applicable to the Fund).                                      N/A           N/A          N/A


  TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY
AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.


------------------------------------------------    -------------     ----------------------------------    ----------------

------------------------------------------------    -------------     ----------------------------------    ----------------
      Signature (PLEASE SIGN WITHIN BOX)                Date              Signature (Joint Owners)               Date